UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1735

FPA NEW INCOME, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	SEPTEMBER 30

Date of reporting period:	MARCH 31, 2008

Item 1. Report to Stockholders.

FPA New Income, Inc.

Semi-Annual Report

March 31, 2008

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

50039

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

This Semi-Annual Report covers the six-month period ended March 31, 2008. Your Fund's net asset value (NAV) closed at $11.15. Dividends of $0.13 and $0.14 were paid on October 4 and December 21, 2007, to holders of record on September 28 and December 14, 2007, respectively. There were no capital gains distributions.

The following table shows the average annual total return for several different periods ended on that date for the Fund and comparative indices of securities prices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

	Periods Ended March 31, 2008
	1 Year		5 Years		10 Years		15 Years		20 Years		FPA Inception 7/1/84
FPA New Income (NAV)	6.49	%*	4.79	%*	5.61	%*	6.31	%*	7.56	%*	9.11	%*
FPA New Income (Net of Sales Charge)	2.77	%**	4.04	%**	5.23	%**	6.06	%**	7.36	%**	8.95	%**
Lipper A-Rated Bond Fund Average	3.28%		3.76%		4.98%		5.66%		7.03%		NA
Lehman Brothers Govt/Credit Index	8.35%		4.62%		6.12%		6.40%		7.51%		8.77%

The Fund's total rate of return for the six months was 3.60%* versus 1.94% and 1.87% for the Lipper Average and the Lehman Brothers Index, respectively. For the quarter ended March 31, 2008, your Fund's return was 1.83%, versus 0.19% for the Lipper Average and 2.53% for the Lehman Brothers Index. For the calendar year ended December 31, 2007, total returns were: FPA New Income, Inc., 6.03%*; Lipper Average, 4.47%; and the Lehman Index, 7.23%.

Commentary

It has been a wild ride in the debt markets for the past six months and year and we are pleased that your Fund's performance and stability have allowed most of you to sleep at night. In last year's semi-annual report we included, for the first time, a Special Commentary section to highlight various issues and risks that we saw developing in the capital markets. We thought it was extremely important to pay particular attention to these issues since we were of the opinion that "the word 'risk' does not seem to in the vocabulary of many investors." This section provided the basis for my speech, "Absence of Fear," that I gave to the CFA Society of Chicago on June 28. Since that time, the credit market has experienced the most severe disruption since the Great Depression and RISK has re-emerged into investor thinking.

Your Fund has avoided all the carnage that has taken place within the debt markets. For this reporting period, your Fund's 3.60% total return compares very favorably to the 1.94% and 1.87% total returns for the Lipper Average and the Lehman Brothers Index. This period was among the most calamitous ones for the debt market since the Great Depression. Many shareholders, individuals and corporations, learned that their fund holdings were not what they thought they were. Several funds experienced disruptions in their pricing capability or they held securities that were no longer able to be traded or valued. The dangers and risk of stretching for yield during these past few years by investors and bond fund managers has finally come home to roost. We are more than pleased to report that your Fund experienced none of these problems. For more than two years, your fixed-income management team has been culling out both credit and structure risk from your Fund's portfolio. In some cases, this has meant that we had to settle for a lower yield but we were convinced that we were not being adequately compensated for risk through a sufficiently high yield. You might say that we were "out of step" with much of the investment industry.

*  Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown

**  Reflects deduction of the maximum sales charge of 3.5% of the offering price

For the year ended March 31, 2008, your Fund has underperformed the Lehman Brothers Index by a wide margin, 6.49% versus 8.35%, though it has substantially outperformed the Lipper Index by a wide margin, 6.49% versus 3.28%. The reason for these differences in performance is the amount of Treasury securities a fund and index holds. During this period, five- and ten-year Treasury bond yields fell 2.09% and 1.23%, respectively. The decline in yields was even more pronounced for the three-month Treasury bill yield, with a decline of 3.71%. From a total return perspective, Treasury bonds, with a maturity between one and three years, produced a 8.99% total return while those with maturities between seven and ten years blew the lights out with a 15% return. Meanwhile, corporate bonds rated "A" and higher achieved only a 2.67% return while mortgage securities performed better with a 7.97% return. The differences in performance between Treasury securities, corporate bonds and mortgages reflect a flight to quality by investors who were afraid of the debt market chaos. Your Fund owned Treasury securities but they were primarily in the three-month range and thus, they did not achieve the performance of longer-term Treasury securities. Our focus was directed to Agency securities within the two- to three-year maturity range. These did perform quite well, with the Merrill Lynch Government Agency 1-3 Year Index producing a 8.11% total return. Our large liquidity exposure, money markets and bonds with maturities of less than one year, which represented 41% as of 3/31/07, held back the Fund's performance. As of March 31, 2008, liquidity represented 44%.

Your Fund has not and will not stretch for yield. It is at its highest weighted-average credit quality ever, with AAA or higher-rated securities representing nearly 95% of the Fund. A record low 0.4% is invested in high-yield securities. Within these totals, we have included the underlying credit grades of the commercial paper securities that we own. Money-market securities represent 25%. Government/Agency securities total 69% and are included in the 95% total.

During the one-year period ended March 31, 2008, your Fund's duration, a measure of portfolio volatility, declined from one year to 0.82 years. By comparison to other intermediate high-quality bond funds and the major bond indexes, your Fund's duration is incredibly short and, thus, your Fund is well protected from the negative effects of a rise in interest rates. The bigger the duration number, the more volatile an index or a fund will be. The Lehman Brothers Index has a duration of 5.37 years as of March 31.

Has our short duration hurt your Fund's performance over a longer period of measurement? On June 11, 2003, we wrote "Buyer's Strike," where we argued that there was little, if any, value in longer-term bonds, especially Treasury securities. Since that time, your Fund's duration has averaged approximately one year with a low of 0.5 years. As you can see, the current portfolio duration is close to the lowest it has ever been. For the period June 11, 2003 to March 31, 2008, your Fund's total return was 4.64% while that of the Merrill Lynch Corporate & Government Master Index (this index compares very closely to the Lehman Brothers Index but we can get the daily returns for it while for the Lehman Index we cannot) was a 3.78% total return. As of March 31, 2003, the Merrill Index duration was 5.28 years versus 1.19 years for your Fund. In essence, your Fund achieved 123% of the Merrill Index return after its expenses, approximately 0.61%, while starting with and averaging a duration that was approximately 1/5 of the index. The Fund produced a higher return while taking considerably less volatility risk. We believe that our conservative management style and philosophy will continue to serve our shareholders quite well through these high-volatility and chaotic markets.

For over two years, we have been warning about the credit excesses building within the U.S. economy. It began with our September 30, 2005 Letter to Shareholders. We sounded the alarm in March 2007 and have continued to express our rising concern ever since. We have updated our viewpoints with various commentaries that are on our website at www.fpafunds.com that include: "Absence of Fear" June 28, 2007; "Credit Crisis" January 22, 2008; and "Crossing the Rubicon" March 30, 2008. We urge all of you to read these because they provide a more in-depth analysis of this credit crisis than what can be conveyed in a shareholder letter.

In our opinion, from the beginning of this credit crisis, the Fed has been behind the curve and did not fully comprehend the seriousness or the nature of the situation until sometime in January. Federal Reserve Chairman Bernanke gave us this impression in his Congressional testimony and public speeches. He expressed his and the Fed's opinion that there would be no contagion to other areas of the financial system from the subprime mortgage collapse. As recently as last August, the Fed's minutes of their meetings reflect a view of continued moderate economic growth.

Since the Fed took its extraordinary actions between March 11 and 16, the creation of two primary dealer credit facilities and the forced Bear Stearns marriage with JPMorgan Chase, there appears to be a sense within the financial markets that the credit crisis peak has passed and that we are on the road to recovery and normality. We do not share that opinion. There has been a gradual contraction in capital market credit spreads within some segments of the bond market; however, we believe we have a very long road to go before this economy and the credit markets return to some degree of normalcy. There are a few debt market transactions occurring in areas of stress but not to any significant degree. Some have referred to the narrowing of the spread between Libor and the Fed Funds rate, from its extremely wide levels of September and December, as an indication of easing in credit market conditions. This may be developing but there have been reports concerning the manipulation of the Libor rate and that it may have been held down by some members reporting artificially narrow or false reports. There is another way to evaluate the capital market's stress and that is by comparing the futures market rate for three-month Fed Funds versus three-month Libor via the currency market. This index appears to be less influenced by these particular issues. It did indicate an easing of stress conditions after the March 16 Fed actions but since then, the index has begun to rise again to a level close to the peaks of September and December. We are watching this for any indication that there may be additional financial company disruptions. Finally, the three-month T-bill yield still remains at a substantial discount to the Fed Funds rate, thereby indicating a continuing flight to liquidity and quality.

Outlook

It took the Greenspan Fed lowering of the Fed Funds rate to a record low level of 1% and keeping it in the 1% range for nearly three years, plus an explosion in structured-finance issuance and the emergence of consumer home-equity withdrawals to stimulate the U.S. economy. With these three major drivers, nominal and real GDP growth from December 31, 2002 through December 31, 2007 averaged 5.67% and 2.93%, respectively. In the next five years, we believe it is unlikely that structured-finance creation and mortgage equity withdrawal will be even remotely close to the levels we just witnessed in the preceding five years. Whether the capital markets realize it or not, with the collapse of these areas, and the greater restrictions that will likely be placed upon financial institutions, the U.S. economy should experience a structural reduction in credit availability. It was the explosion in non-bank credit creation that allowed the economy to expand in this last cycle. Even with capital contributions that are currently taking place, we are of the opinion that financial-company leverage ratios will be forced to be lowered and thus, capital availability is in a contracting phase and as such, economic growth will likely be constrained during this future period.

We believe investors are underestimating the magnitude of impact from the credit crisis and the hits to consumer psychology from declining home values and a 92% increase in oil prices since the beginning of 2007. The consumer is being hammered from all sides and this is reflected in consumer sentiment indexes that are at levels lower than the lows of 1990 and are now approaching the 1980-82 recession level. A key determinant of whether we will be proven correct in this assessment will be employment. Should employment trends continue to worsen, our negative scenario becomes more likely; however, the employment contraction should be less than in prior recession cycles since we did not experience a sizeable expansion in employment during the previous recovery. In our opinion, the domestic economy is in recession. It may not be technically designated a recession because the international side of the economy could potentially keep the GDP reports slightly positive. We are not interested in technicalities but rather in reality and perception.

With slower economic growth, eroding corporate profit margins and constrained credit availability, it seems reasonable that the economy and the financial markets will likely experience a continuing high level of volatility. We have been more than slightly disturbed by the recent Fed actions and the prospective Congressional "rescue" (our term is bailout) mortgage policy actions. We have a heightened level of concern, as reflected by our conclusion in the "Crossing the Rubicon" commentary, which expects a higher level of inflation to be the outcome from actions taken by the Fed as well as the potential new policies that are likely to be implemented by Congress. In the next five years, we believe the odds favor a rise in inflation to a range between 3% and 5%. We do not believe this inflation range is expected by the capital markets since the five-year TIPS indicate an inflation level of approximately 2.4%. If we are correct, this level of inflation will not be positive for bonds since virtually all Treasury-bond maturities would generate negative real yields at current yield levels. Any small upward adjustment in yield would drive total rates of return into the less than 3% range. In light of this, we believe prospective bond-market returns will likely have difficulty beating the return of the Lehman Brothers Index's previous five-year total return of 4.62%. Your Fund's extremely short duration should protect the Fund well from the negative effects of rising interest rates, and our large liquidity holding will provide us the flexibility to invest at higher yields both in high-quality and high-yield securities. With those closing comments, Tom Atteberry will convey his thoughts to you.

Thomas H. Atteberry Commentary

As the subprime mortgage crisis unfolded during the summer of 2007, it was our opinion that it would not be contained to just that segment of the bond market but would in fact expand to encompass all of the residential mortgage market and to some degree the overall bond market. We felt it was not just a liquidity problem but would also involve solvency issues for some financial institutions. As we have seen in the past, those investors in trouble try as quickly as possible to raise cash and shrink their balance sheets in order to increase their chances of survival or mitigate the damage. What happens is they sell whichever assets are the easiest to sell, and that means the highest-quality assets are sold first.

Knowing that, we saw an opportunity to commit some capital during the past six months to these high-quality assets that were being sold in these "forced" liquidations. Our concentration was in the mortgage segment of the bond market and only with securities backed by FNMA, FHLMC or GNMA. We further focused on bonds issued prior to early 2006 and with a loan-to-value ratio less than 80%. From an average life standpoint we concentrated on those securities that we expect to have an average life between approximately 1.5 and 5 years. As a result, our expected yield-to-maturity would be in a range of 4.5% to 5%.

We want to continue to maintain an allocation to cash and equivalents around the 20% to 25% area so that we will have ample liquidity to take advantage of periods of time when there will be more forced selling of securities. Throughout the past six months there has been, at best, limited liquidity within the fixed-income markets. We do not want to be in a position to be a forced seller of bonds, as the price discount due to this limited liquidity is quite steep.

As we move forward through 2008, we expect to continue the acquisition of only high-quality assets. In the mortgage portion of the market the credit sensitive segment is still a very volatile arena. House prices continue to decline and it is our estimation that a further 10% to 20% decline in the median house price on a national basis during 2008 is not out of the question. Delinquencies, defaults and foreclosures continue to rise as the problems migrate from the subprime borrower to a higher-quality borrower in the Alt-A segment of the mortgage market to even the prime borrower. The inventory overhang in the home market continues to drag down prices as this number of homes exceeds the number of buyers, thus resulting in a longer time on the market for homes for sale. It is our view this problem will persist into 2009.

From the perspective of the high-yield corporate-bond market, opportunities have not arrived yet either. While the yield-to-maturity and credit spread over the Treasury market are approaching attractive levels, it is still too early to commit capital. Traditionally, this market segment is attractive when defaults rise, and that does not happen until the latter stage of the recession. We need to see corporate defaults accelerate and investors capitulate before we find a wide variety of opportunities within the high-yield sector of the bond market.

We thank your for your patience, support and trust that you have demonstrated by your investment in FPA New Income during this challenging investment environment.

Respectfully submitted,

Robert L. Rodriguez
President and Chief Investment Officer

Thomas H. Atteberry
Vice President and Portfolio Manager

April 25, 2008

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

PORTFOLIO SUMMARY

March 31, 2008

Bonds & Debentures		74.1%
U.S. Agencies	27.8%
Mortgage-Backed	19.6%
Mortgage Pass-Through	17.2%
U.S. Treasury	4.2%
Corporate	3.8%
Derivatives	1.5%
Short-Term Investments		25.1%
Other Assets and Liabilities, net		0.8%
Total Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Six Months Ended March 31, 2008

Principal Amount
NET PURCHASES
Non-Convertible Bonds & Debentures
Federal Farm Credit Bank — 5% 2010 (1)	$20,000,000
Federal Farm Credit Bank — 5.85% 2016 (1)	$14,539,000
Federal Home Loan Mortgage Corporation — 5% 2018 (1)	$24,301,507
Federal Home Loan Mortgage Corporation — 5.5% 2027 (1)	$18,536,319
Federal Home Loan Mortgage Corporation — 5.9% 2031 (1)	$19,148,395
Federal Home Loan Mortgage Corporation — 7% 2037 (1)	$20,595,836
Government National Mortgage Association — 6% 2023 (1)	$17,450,067
Government National Mortgage Association 2007-77 — 1.06716% 2047 (Floating) (1)	$62,592,780
Government National Mortgage Association 2007-55 — 1.08277% 2047 (Floating) (1)	$62,416,650
Government National Mortgage Association 2007-34 — 0.95713% 2047 (Floating) (1)	$62,263,077
Government National Mortgage Association 2007-4 — 0.94794% 2047 (Floating) (1)	$58,593,279
Government National Mortgage Association 2007-15 — 0.85227% 2047 (Floating) (1)	$57,279,345
Government National Mortgage Association 2008-8 — 1.21275% 2048 (Floating) (1)	$59,202,904
NET SALES
Non-Convertible Bonds & Debentures
Federal Home Loan Bank — 5.125% 2008 (2)	$8,000,000
France OATei — 3% 2012 (2)	$14,840,133
Qwest Communications International, Inc. — 9.0575% 2009 (Floating)	$8,015,000
Rabobank Nederland NV — 4.795% 2007 (Floating) (2)	$24,674,000
U.S.Treasury Notes — 4.25% 2007 (2)	$51,000,000

(1)  Indicates new commitment to portfolio

(2)  Indicates elimination from portfolio

PORTFOLIO OF INVESTMENTS

March 31, 2008

BONDS & DEBENTURES	Principal Amount	Value
U.S. AGENCIES SECURITIES — 27.8%
Federal Farm Credit Bank
— 4.875% 2008	$25,000,000	$25,320,250
— 5% 2008	43,000,000	43,832,910
— 5% 2010	20,000,000	20,277,200
— 5.15% 2008	25,000,000	25,244,500
— 5.25% 2009	49,630,000	51,167,041
— 5.5% 2008	25,000,000	25,192,750
— 5.55% 2012	17,440,000	18,296,653
— 5.85% 2016	14,539,000	15,062,404
Federal Agriculture Mortgage Corporation
— 4.25% 2008	23,424,000	23,551,895
— 4.875% 2011*	19,610,000	20,460,094
Federal Home Loan Bank
— 3.5% 2009	15,000,000	15,287,850
— 4.75% 2009	75,000,000	76,746,000
— 5.25% 2009	135,780,000	140,218,648
— 5.3% 2011	17,000,000	17,377,910
Tennessee Valley Housing Authority — 5.375% 2008	51,512,000	52,354,736
TOTAL U.S. AGENCIES SECURITIES		$570,390,841
MORTGAGE-BACKED SECURITIES — 19.6%
BOAA 2003-6 CL 1NC2 8/25/33 — 8% 2033	$1,603,796	$1,698,949
Chase MTG 2003-S14 CL 2A4 — 7.5% 2034	11,571,795	12,358,214
Countrywide Mortgage Securities 2002-36 CL A20 — 5% 2033	295,962	295,610
Federal Home Loan Mortgage Corporation
1534 CL IA FLOAT — 3.2% 2023 (Floating)	467,103	450,521
1552 CL I FLOAT — 3.2% 2023 (Floating)	753,838	726,836
1669 CL HA FLOAT — 3.35% 2023 (Floating)	959,531	960,126
1671 CL HA FLOAT — 3.35% 2024 (Floating)	3,347,711	3,280,623
1673 CL HB FLOAT — 3.35% 2024 (Floating)	1,000,000	958,190
3080 CL MA — 5% 2018	24,301,507	24,779,518
3003 CL KH — 5% 2034	11,562,884	11,681,057
2792 CL PB — 5.5% 2027	18,536,319	19,011,590
2796 CL BA — 5.5% 2029	5,497,120	5,555,829
2805 CL AB — 5.5% 2030	5,041,832	5,158,298
3241 CL DA — 5.5% 2034	16,866,234	17,314,538
3283 CL PA — 5.5% 2036	24,179,742	24,816,636
3316 CL JP — 5.9% 2031	19,148,395	19,794,270
1804 CL C — 6% 2008	389,314	390,665
3152 CL DB — 6% 2030	23,067,000	24,016,207
1591 CL PV — 6.25% 2023	4,622,956	4,832,283

PORTFOLIO OF INVESTMENTS

March 31, 2008

BONDS & DEBENTURES — Continued	Principal Amount	Value
3164 CL QV — 6.5% 2017	16,151,073	17,164,876
2438 CL MF — 6.5% 2031	3,690,026	3,726,852
2198 CL PS — 7% 2029	9,424,713	10,132,509
3389 CL HT — 7% 2037	20,595,836	22,579,215
2543 CL AD — 8.5% 2016	39,806	40,507
2519 CL ED — 8.5% 2030	398,244	446,547
2626 CL QM — 9% 2018	2,171,256	2,422,253
Federal National Mortgage Association
2003-102 CL EA — 5.5% 2032	1,985,818	2,013,083
2007-42 CL YA — 5.5% 2036	20,858,082	21,374,737
2003-12 CL AC — 6% 2016	155,334	158,563
1999-24 CL BC — 6% 2029	1,565,260	1,622,345
2006-61 CL LU — 6% 2013	8,315,480	8,658,244
2006-66 CL VP — 6% 2015	16,450,729	17,019,266
2005-112 CL NB — 6% 2030	17,960,234	18,646,315
2006-80 CL PD — 6% 2030	15,764,000	16,391,407
2006-69 CL PB — 6% 2032	7,835,000	8,187,183
2007-16 CL AB — 6% 2035	26,135,527	27,126,848
1995-13 CL C — 6.5% 2008	18,240	18,320
2003-59 CL NP — 6.5% 2017	2,141,603	2,277,509
2006-74 CL DA — 6.5% 2034	14,331,489	14,783,218
319-18 — 8% 2032	819,515	901,934
2004-W6 — 8% 2034	7,385,302	7,769,707
Government National Mortgage Association II
1999-47 — 7.5% 2029	1,928,900	2,076,904
JP Morgan MTG Trust 2003-A2 — 4% 2033	573,475	553,730
Wells Fargo Mortgage Backed Securities Tr. 2005-2 CL 1A2 — 8% 2035	16,663,070	18,179,743
TOTAL MORTGAGE-BACKED SECURITIES		$402,351,775
MORTGAGE PASS-THROUGH SECURITIES — 17.2%
Federal Home Loan Mortgage Corporation
— 3.5% 2008	$2,745,985	$2,749,857
— 3.5% 2008	4,163,843	4,174,086
— 3.5% 2008	3,293,918	3,304,953
— 5.894% 2036 (Floating)	25,289,300	25,779,407
— 5.934% 2008 (Floating)	15,125,199	15,407,586
— 6% 2016	3,357,664	3,460,442
— 6% 2016	4,256,648	4,473,439
— 6% 2016	981,724	1,012,010
— 6% 2016	862,649	889,210
— 6% 2016	1,823,255	1,879,594
— 6% 2016	10,235,989	10,551,769

PORTFOLIO OF INVESTMENTS

March 31, 2008

BONDS & DEBENTURES — Continued	Principal Amount	Value
— 6% 2016	1,710,078	1,763,980
— 6% 2016	3,220,871	3,312,215
— 6% 2017	11,390,770	11,751,630
— 6% 2017	2,314,188	2,387,015
— 6% 2017	1,439,640	1,485,118
— 6% 2017	1,405,892	1,450,164
— 6% 2017	2,432,422	2,509,311
— 6% 2017	2,468,707	2,538,349
— 6% 2017	5,118,968	5,280,164
— 6% 2017	1,191,245	1,228,400
— 6% 2017	7,606,705	7,852,706
— 6.5% 2034	2,440,055	2,535,022
— 6.5% 2036	4,304,523	4,464,780
— 6.5% 2036	10,311,825	10,702,128
— 6.5% 2036	1,367,390	1,419,077
— 6.5% 2037	925,867	960,652
Federal National Mortgage Association
— 5.5% 2014	2,689,002	2,744,987
— 5.5% 2014	8,116,389	8,293,326
— 5.95% 2036 (Floating)	14,624,005	14,973,519
— 6% 2011	983,129	999,980
— 6% 2012	5,160,217	5,264,350
— 6.0% 2016	5,036,064	5,181,103
— 6.0% 2016	989,333	1,046,269
— 6.0% 2016	2,213,808	2,278,805
— 6.0% 2016	15,383,489	15,836,840
— 6.0% 2017	15,175,764	15,623,449
— 6.0% 2017	1,954,594	2,012,313
— 6.0% 2017	5,075,964	5,226,162
— 6.0% 2017	9,662,881	9,948,226
— 6.0% 2017	1,397,912	1,439,360
— 6.0% 2017	1,641,155	1,689,996
— 6.0% 2017	2,206,299	2,272,311
— 6.0% 2017	3,938,174	4,056,280
— 6.0% 2017	284,872	293,455
— 6.0% 2017	7,655,205	7,885,474
— 6.0% 2017	16,820,002	17,328,471
— 6.5% 2035	1,415,118	1,466,105
— 6.5% 2035	3,049,946	3,158,006
— 6.5% 2035	4,559,925	4,721,483
— 6.5% 2035	3,478,256	3,601,491
— 6.5% 2035	3,444,012	3,565,792
— 6.5% 2035	7,604,395	7,873,286

PORTFOLIO OF INVESTMENTS

March 31, 2008

BONDS & DEBENTURES — Continued	Principal Amount	Value
— 6.5% 2036	10,796,690	11,178,461
— 6.5% 2036	1,458,548	1,510,122
— 6.5% 2036	5,992,723	6,204,146
— 6.5% 2036	5,218,011	5,401,737
— 6.5% 2036	8,806,225	9,116,909
— 6.5% 2036	702,560	728,780
— 6.5% 2036	555,348	571,214
— 6.5% 2036	1,055,533	1,085,763
— 6.5% 2036	1,500,579	1,543,210
— 6.5% 2036	1,468,804	1,510,533
— 6.5% 2036	2,530,822	2,602,520
— 6.5% 2037	2,186,215	2,247,801
— 6.5% 2037	2,048,363	2,105,758
— 6.5% 2037	3,627,236	3,728,400
— 7.5% 2028	1,086,880	1,169,679
Government National Mortgage Association
— 6% 2023	17,450,067	18,067,276
MORTGAGE-BACKED PASS-THROUGH SECURITIES		$352,876,212
U.S. TREASURY SECURITIES — 4.2%
U.S.Treasury Bills — 2.054% 2008	$25,000,000	$24,947,640
U.S.Treasury Inflation-Indexed Notes — 2.375% 2011	19,139,040	20,555,030
U.S.Treasury Notes — 4.125% 2008	20,000,000	20,196,875
U.S.Treasury Notes — 4.75% 2012	17,500,000	19,203,515
TOTAL U.S. GOVERNMENT SECURITIES		$84,903,060
CORPORATE BONDS & DEBENTURES — 3.8%
Bayerische Landesbank — 1.72% 2009 (Floating)*	$21,000,000	$20,782,650
Qwest Communications International, Inc. — 6.565% 2009 (Floating)	8,015,000	7,979,814
Toyota Motor Credit Corporation — 5.25% 2008	50,000,000	50,071,500
TOTAL CORPORATE BONDS & DEBENTURES		$78,833,964
DERIVATIVE SECURITIES — 1.5%
INTEREST ONLY SECURITIES
Federal Home Loan Mortgage Corporation
2558 CL JW — 5.5% 2022	$13,657,757	$1,853,904
1694 CL L — 6.5% 2023	3,331	—
217 — 6.5% 2032	2,245,129	501,180
Federal National Mortgage Association
2003-64 CL XI — 5% 2033	13,322,760	2,453,653
323 CL 1 — 5.5% 2032 .	3,158,490	649,607
1994-17 CL JB — 6.5% 2009 .	71,270	1,366

PORTFOLIO OF INVESTMENTS

March 31, 2008

BONDS & DEBENTURES — Continued	Principal Amount	Value
Government National Mortgage Association
2007-15 — 0.85227% 2047 (Floating)	57,279,345	3,512,942
2007-4 — 0.94794% 2047 (Floating)	58,593,279	3,591,182
2007-34 — 0.95713% 2047 (Floating)	62,263,077	3,831,670
2007-77 — 1.06716% 2047 (Floating)	62,592,780	3,942,719
2007-55 — 1.08277% 2047 (Floating)	62,416,650	3,960,961
2008-8 — 1.21275% 2048 (Floating)	59,202,904	3,761,160
PRINCIPAL ONLY SECURITY
Federal Home Loan Mortgage Corporation
217 — 6.5% 2032	2,245,129	1,826,031
TOTAL DERIVATIVE SECURITIES		$29,886,375
TOTAL INVESTMENT SECURITIES — 74.1% (Cost $1,488,856,127)		$1,519,242,227
SHORT-TERM INVESTMENTS — 25.1%
ChevronTexaco Funding Corporation — 2.8% 04/01/08	$55,000,000	$55,000,000
Federal Home Loan Bank Discount Note — 2.72% 04/02/08	65,000,000	64,995,089
Toyota Motor Credit Corporation — 1.9% 04/03/08	53,000,000	52,994,406
Federal Home Loan Bank Discount Note — 2.5% 04/04/08	50,000,000	49,989,583
ChevronTexaco Funding Corporation — 2.15% 04/04/08	47,000,000	46,991,579
General Electric Capital Services Inc. — 2.3% 04/09/08	80,000,000	79,959,111
Federal Home Loan Bank Discount Note — 2.13% 04/11/08	45,886,000	45,858,851
Federal Home Loan Bank Discount Note — 2.05% 04/23/08	55,000,000	54,931,097
General Electric Company — 2.31% 05/02/08	64,448,000	64,319,802
TOTAL SHORT-TERM INVESTMENTS (Cost $515,039,518)		$515,039,518
TOTAL INVESTMENTS — 99.2% (Cost $2,003,895,645)		$2,034,281,745
Other assets and liabilities, net — 0.8%		16,920,468
TOTAL NET ASSETS — 100.0%		$2,051,202,213

*  Restricted security purchased without registration under the Securities Act of 1933 pursuant to Rule 144A, which generally may be resold only to certain institutional investors prior to registation. Federal Agricultural Mortgage Corporation 4.875% due 2011 was purchased at $97.45 on May 12, 2006. Bayerische Landesbank 1.72% due 2009 was purchased at $100 on April 14, 2004. These restricted securites constituted 2% of total net assets at March 31, 2008.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2008

ASSETS
Investments at value:
Investments securities — at market value (identified cost $1,488,856,127)	$1,519,242,227
Short-term investments — at amortized cost (maturities 60 days or less)	515,039,518	$2,034,281,745
Cash		565
Receivable for:
Interest	$14,006,082
Capital Stock sold	5,505,927	19,512,009
		$2,053,794,319
LIABILITIES
Payable for:
Capital Stock repurchased	$1,584,336
Advisory fees	866,830
Accrued expenses and other liabilities	140,940	2,592,106
NET ASSETS		$2,051,202,213
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $.01 per share; authorized 400,000,000 shares; outstanding 183,972,109 shares		$1,839,721
Additional Paid in Capital		2,050,831,252
Accumulated net loss on investments		(55,858,378)
Undistributed net investment income		24,003,518
Unrealized appreciation of investments.		30,386,100
Net assets at March 31, 2008		$2,051,202,213
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share (net assets divided by shares outstanding)		$11.15
Maximum offering price per share (100/96.5 of per share net assets value)		$11.55

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2008

INVESTMENT INCOME
Interest		$49,279,356
EXPENSES
Advisory fees	$4,844,820
Transfer agent fees and expenses	772,651
Reports to shareholders	170,562
Custodian fees and expenses	68,716
Registration fees	43,139
Directors' fees and expenses	33,354
Audit fees	19,480
Insurance	5,446
Legal fees	7,299
Other expenses	34,246	5,999,713
Net investment income		$43,279,643
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
Proceeds from sale of investment securities (excluding short-term investments with maturities 60 days or less)	$312,930,505
Cost of investment securities sold	303,969,387
Net realized gain on investments		$8,961,118
Change in unrealized appreciation of investments:
Unrealized appreciation at beginning of period	$15,548,829
Unrealized appreciation at end of period	30,386,100
Change in unrealized appreciation of investments		14,837,271
Net realized and unrealized gain on investments		$23,798,389
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$67,078,032

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months Ended March 31, 2008		For the Year Ended September 30, 2007
CHANGE IN NET ASSETS
Operations:
Net investment income	$43,279,643		$78,838,303
Net realized gain on investments	8,961,118		2,705,381
Change in unrealized appreciation of investments	14,837,271		14,300,531
Change in net assets resulting from operations		$67,078,032		$95,844,215
Dividends to shareholders from net investment income		(45,583,971)		(88,163,973)
Capital Stock transactions:
Proceeds from Capital Stock sold	$408,723,928		$549,288,362
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	27,454,502		56,178,017
Cost of Capital Stock repurchased*	(238,494,125)	197,684,305	(600,223,671)	5,242,708
Total change in net assets		$219,178,366		$12,922,950
NET ASSETS
Beginning of period, including undistributed net investment income of $26,314,096 and $30,590,777 at September 30, 2007 and 2006, respectively		1,832,023,847		1,819,107,147
End of period, including undistributed net investment income of $16,651,114 and $26,314,096 at March 31, 2008 and September 30, 2007, respectively		$2,051,202,213		$1,832,030,097
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		37,008,033		50,350,612
Shares issued to shareholders upon reinvestment of dividends and distributions		2,515,093		5,181,098
Shares of Capital Stock repurchased		(21,609,952)		(55,043,592)
Change in Capital Stock outstanding		17,913,174		488,118

*  Net of redemption fees of $84,477 and $107,287 for the periods ended March 31, 2008 and September 30, 2007, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended March 31,		For the Year Ended September 30,
	2008		2007	2006	2005	2004	2003
Per share operating performance:
Net asset value at beginning of period	$11.03		$10.99	$11.04	$11.30	$11.27	$10.98
Income from investment operations:
Net investment income	$0.25		$0.50	$0.53	$0.48	$0.43	$0.52
Net realized and unrealized gain (loss) on investment securities	0.14		0.07	(0.04)	(0.34)	0.03	0.33
Total from investment operations	$0.39		$0.57	$0.49	$0.14	$0.46	$0.85
Less dividends from net investment income	$(0.27)		$(0.53)	$(0.54)	$(0.40)	$(0.43)	$(0.56)
Redemption fees	—	*	— *	— *	— *	— *	—
Net asset value at end of period	$11.15		$11.03	$10.99	$11.04	$11.30	$11.27
Total investment return**	3.60%		5.36%	4.59%	1.27%	4.16%	8.02%
Ratios/supplemental data:
Net assets at end of period (in $000's)	2,051,202		1,832,030	1,819,107	1,845,485	1,938,651	1,125,498
Ratio of expenses to average net assets	0.62	%†	0.62%	0.62%	0.61%	0.60%	0.61%
Ratio of net investment income to average net assets	4.44	%†	4.31%	4.68%	3.69%	3.77%	4.69%
Portfolio turnover rate	29	%†	53%	60%	42%	62%	52%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The total investment return for the period ended March 31, 2008 is not annualized.

†  Annualized

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2008

NOTE 1 — Significant Accounting Policies

The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's investment objective is to seek current income and long-term total return. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

Securities listed or traded on a national securities exchange are valued at the last sale price. If there was not a sale that day, these securities are valued at the last bid price. Securities traded in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Unlisted securities and securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price or other ascertainable market value. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

B.  Securities Transactions and Related
Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Market discounts and premiums on fixed income securities are amortized over the expected life of the securities. Realized gains or losses are based on the specific identification method.

C.  Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from these estimates.

NOTE 2 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $261,675,591 for the six months ended March 31, 2008.

NOTE 3 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.5% of the average daily net assets of the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $15 million and 1% of the remaining average net assets of the Fund for the year.

For the six months ended March 31, 2008, the Fund paid aggregate fees of $33,500 to all Directors who are not interested persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting.

The cost of investment securities at March 31, 2008 for federal income tax purposes was $1,487,112,959. Gross unrealized appreciation and depreciation for all securities at March 31, 2008 for federal income tax purposes was $34,247,978 and $2,118,710, respectively, resulting in net unrealized appreciation of $32,129,268. The Fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, on October 1, 2007. The implementation of FIN 48 resulted in no liability for unrecognized tax benefits and no change to the beginning net asset value of the Fund. As of and during the six months ended March 31, 2008, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the

NOTES TO FINANCIAL STATEMENTS

Continued

period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended before September 30, 2003 or by state tax authorities for years ended before September 30, 2002.

During the six months ended March 31, 2008, the Fund reclassified $6,250 from undistributed net investment income to cost of securities to align financial reporting with tax reporting.

NOTE 5 — Distributor

For the six months ended March 31, 2008, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $15,236 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the six months ended March 31, 2008, the Fund collected $84,477 in redemption fees, which amounted to less than $0.01 per share.

NOTE 7 — Distribution to Shareholders

On March 31, 2008, the Board of Directors declared a dividend from net investment income of $0.11 per share payable April 4, 2008 to shareholders of record on March 31, 2008. For financial statement purposes, this dividend was recorded on the ex-dividend date, April 1, 2008.

SHAREHOLDER EXPENSE EXAMPLE

March 31, 2008

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value September 30, 2007	$1,000.00	$1,000.00
Ending Account Value March 31, 2008	$1,036.00	$1,021.86
Expenses Paid During Period*	$3.16	$3.14

*  Expenses are equal to the Fund's annualized expense ratio of 0.62%, multiplied by the average account value over the period and prorated for the six-months ended March 31, 2008 (183/366 days).

DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (72)*	Director† Years Served: 10	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

Alfred E. Osborne, Jr. – (63)*	Director† Years Served: 8	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	3	Investment Company Institute, Wedbush, Inc., EMAK, Inc. and Heckmann Corporation.

A. Robert Pisano – (65)*	Director† Years Served: 6	President and Chief Operating Officer of the Motion Picture Association of America, Inc. since 2005. Formerly, until 2005, National Executive Director and Chief Executive Officer of the Screen Actors Guild.	5	State Net, Resources Global Professionals and The Motion Picture and Television Fund.

Patrick B. Purcell – (65)*	Director† Years Served: 2	Retired. Formerly Consultant from March 1998 to August 2000, and Executive Vice President, Chief Financial Officer and Chief Administrative Officer from 1989 to March 1998, of Paramount Pictures.	3	The Ocean Conservancy and The Motion Picture and Television Fund

Lawrence J. Sheehan – (75)*	Director† Years Served: 17	Retired. Formerly partner (1969 to 1994) and of counsel employee (1994-2002) of the firm of O'Melveny & Myers LLP.	6

Robert L. Rodriguez – (59)	Director† President & Chief Investment Officer Years Served: 24	Chief Executive Officer of the Adviser.	2	FPA Fund Distributors, Inc.

Thomas H. Atteberry – (54)	Vice President & Portfolio Manager Years Served: 3	Partner of the Adviser. Formerly Vice President of First Pacific Advisors, Inc. from 1997 to 2006.

Eric S. Ende – (63)	Vice President Years Served: 23	Partner of the Adviser. Formerly Senior Vice President of First Pacific Advisors, Inc. from 1984 to 2006.	3

J. Richard Atwood – (47)	Treasurer Years Served: 11	Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Christopher H. Thomas – (51)	Chief Compliance Officer Years Served: 13	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (53)	Secretary Years Served: 24	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

E. Lake Setzler – (41)	Assistant Treasurer Years Served: 2	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004-2005) and Vice President of Transamerica Investment Management, LLC (2000-2004).

†  Directors serve until their resignation, removal or retirement.
*  Audit Committee member
Additional information on the Directors is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA 90064.

FPA NEW INCOME, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

TICKER: FPNIX
CUSIP: 302544101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8500
Boston, Massachusetts 02266-8500
30 Dan Road
Canton, Massachusetts 02021-2809
(800) 638-3060
(617) 483-5000

This report has been prepared for the information of shareholders of FPA New Income, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2007 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 942-8090. To obtain information on Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.	Code of Ethics. Not Applicable to this semi-annual report.

Item 3.	Audit Committee Financial Expert. Not Applicable to this semi-annual report.

Item 4.	Principal Accountant Fees and Services. Not Applicable to this semi- annual report.

Item 5.	Audit Committee of Listed Registrants. Not Applicable.

Item 6.	Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Code of ethics as applies to the registrant’s principal executive and financial officers, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable to this semi-annual report.

	(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

	(a)(3)	Not Applicable

	(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA NEW INCOME, INC.

By:	/s/ ROBERT L. RODRIGUEZ
Robert L. Rodriguez, President
(Principal Executive Officer)

Date: May 23, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA NEW INCOME, INC.

By:	/s/ ROBERT L. RODRIGUEZ
Robert L. Rodriguez, President
(Principal Executive Officer)

Date: May 23, 2008

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date: May 23, 2008